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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

         THIS WILL CONFIRM THE AGREEMENT BY AND AMONG ALL OF THE UNDERSIGNED THAT THE SCHEDULE 13D FILED ON OR ABOUT THIS DATE WITH RESPECT TO THE BENEFICIAL OWNERSHIP BY THE UNDERSIGNED OF SHARES OF COMMON STOCK, PAR VALUE $1.00 PER SHARE, OF FLAG FINANCIAL CORPORATION IS BEING FILED ON BEHALF OF EACH OF THE UNDERSIGNED.

         FURTHERMORE, EACH OF THE UNDERSIGNED DOES HEREBY MAKE, CONSTITUTE AND APPOINT WILLIAM H. ANDERSON, II THEIR TRUE AND LAWFUL ATTORNEY-IN-FACT TO EXECUTE ANY AND ALL INSTRUMENTS IN HIS OR HER NAME, NECESSARY OR ADVISABLE TO COMPLY WITH SECTIONS 13(d) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND ANY RULES, REGULATIONS AND REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION PROMULGATED PURSUANT THERETO, IN CONNECTION WITH HIS OR HER OWNERSHIP OF COMMON STOCK, AND ANY AND ALL AMENDMENTS THERETO AND TO FILE THE SAME WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH.

         THIS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS BY EACH OF THE UNDERSIGNED, AND EACH OF WHICH, TAKEN TOGETHER, SHALL CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

DATE:  August 1, 2003

                                     /s/ WILLIAM H. ANDERSON, II
                                     -------------------------------------------
                                     WILLIAM H. ANDERSON, II

                                     /s/ RICHARD BATTON, JR.
                                     -------------------------------------------
                                     RICHARD BATTON, JR.

                                     /s/ WILLIAM H. ANDERSON, II
                                     -------------------------------------------
                                     ESTATE OF HALSTEAD T. ANDERSON, II, WILLIAM
                                     H. ANDERSON, II, EXECUTOR

                                     /s/ WAYNE F. YOST
                                     -------------------------------------------
                                     WAYNE F. YOST

                                     /s/ STEVEN H. SHIFLETT
                                     -------------------------------------------
                                     STEVEN H. SHIFLETT

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                                     /s/ ERIC P. RUSSETT
                                     -------------------------------------------
                                     ERIC P. RUSSETT

                                     /s/ KAY BELIVEAU
                                     -------------------------------------------
                                     KAY BELIVEAU

                                     SOUTHERN TRUST INSURANCE CORPORATION

                                     BY /s/ WILLIAM H. ANDERSON, II
                                        ----------------------------------------
                                        WILLIAM H. ANDERSON, II,
                                        CHIEF EXECUTIVE OFFICER, PRESIDENT

                                     VHA PARTNERS, LP

                                     BY /s/ WILLIAM H. ANDERSON, II
                                        ----------------------------------------
                                        WILLIAM H. ANDERSON, II,
                                        PRESIDENT OF SANTEE MANAGEMENT
                                        CORPORATION, GENERAL PARTNER

                                     TRUST FBO WILLIAM H. ANDERSON, III

                                     BY /s/ WILLIAM H. ANDERSON, II,
                                        ----------------------------------------
                                        WILLIAM H. ANDERSON, II,
                                        TRUSTEE